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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                  May 15, 2002
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                                   BUCA, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Minnesota                       0-25721                 41-1802364
 ------------------------      ------------------------     -------------------
 (State of Incorporation)      (Commission File Number)      (I.R.S. Employer
                                                            Identification No.)


                    1300 Nicollet Mall, Suite 5003
                     Minneapolis, Minnesota                 55403
               ----------------------------------------  ------------
               (Address of Principal Executive Offices)   (Zip Code)


                        Telephone Number: (612) 288-2382
       -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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Item 5. Other Events.

     On May 15, 2002, the company reported that comparable restaurant sales have turned positive for the Buca di Beppo concept and have been positive for each week since mid-April.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 15, 2002

                                           BUCA, INC.
                                           (Registrant)


                                           By /s/ Greg A. Gadel
                                             -----------------------------------
                                             Greg A. Gadel
                                             Executive Vice President, Chief
                                             Financial Officer, Treasurer and
                                             Secretary